UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9353

Seligman New Technologies Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
New Technologies Fund, Inc.
(In Liquidation)
Annual Report
December 31, 2005

Table of Contents

To The Stockholders	1
Interview With Your Portfolio Managers	2
Portfolio Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Notes to Financial Statements	13
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22
Federal Tax Status of 2005 Distributions	23
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	24
Directors and Officers	29
Additional Fund Information	33

To The Stockholders

Your annual report for Seligman New Technologies Fund, Inc. follows this letter. The report contains a discussion with your Portfolio Managers, as well as a portfolio of investments and the Fund’s financial statements.

On October 6, 2005, the value of the Fund’s investment in GMP Companies (GMP), the Fund’s largest holding, was written down, which resulted in a significant decrease in the Fund’s net asset value. More details with regard to this write-down can be found in the Portfolio Manager discussion that follows this letter.

In February and August of 2005, in accordance with the Fund’s plan of complete liquidation and dissolution, the Fund made distributions to stockholders aggregating $11,057,580, or $0.75 per share. To date, total distributions in liquidation total $1.05 per share. The distributions have included and will include proceeds from the sale of the Fund’s holdings in accordance with the plan referred to above.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 22, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	Important Telephone Numbers (800) 221-2450 Stockholder Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	General Counsel Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm Deloitte & Touche LLP

Interview With Your Portfolio Managers
Richard Parower, Reema Shah and Lauren Wu

Q:	How did Seligman New Technologies Fund, Inc. perform for the year ended December 31, 2005?

A:
For the year ended December 31, 2005, Seligman New Technologies Fund posted a total return of -14.55%. This negative performance is attributable primarily to the write-down in value of the Fund’s largest portfolio holding, GMP Companies. As the Fund is in liquidation, its public securities have been sold where possible. As of December 31, 2005, 83.1% of the Fund’s net assets were in private securities.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:
The environment for venture capital continued to show signs of improvement in 2005, with mergers and acquisitions as the strongest exit option for US-based venture capital-backed companies. IPO activity fared better in the second half of the year, but overall activity was less than that of 2004. Despite the positive backdrop, we were cautious regarding the economy and information technology, as we continued to see a large amount of outstanding capital chase startups. We believe increased investor interest and fundraising within the venture capital environment has led to more companies being created or simply surviving than their technology sub-sectors can sustain. Further, excessive valuations for late-stage venture companies and the general overcrowding of technology market segments that results from too much money chasing too many deals has continued to make it difficult for many venture capital companies, including many of those in the portfolio, to thrive.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:
We wrote down the value of the Fund’s largest holding, GMP Companies, effective October 6, 2005. The write-down was primarily due to disappointment in INGAP Peptide, a product that was designed to treat diabetes. It is a product that had garnered interest from strategic partners, resulting in a collaboration agreement involving significant milestone payments. Unfortunately, the conclusion of Phase 2 clinical trials for INGAP Peptide showed that the efficacy results did not consistently demonstrate a clinically meaningful therapeutic benefit. The results indicated that additional research and development activities would be required to enhance and validate the effectiveness of this approach to treating diabetes. GMP’s existing partner subsequently decided to discontinue the INGAP collaboration.

The Fund’s management team revalues companies as new information becomes available, and the aggregate value reflected in the Fund’s NAV represents what Seligman believes to be the current fair value for these companies. Our process for valuing companies includes, but is not limited to, information Seligman receives from the companies themselves, such as quarterly financial statements, as well as managements’ outlooks for their companies. Even though the number of companies which advanced exceeded the number of declines, the dollar values of the declines were much greater than that of the advances.

Interview With Your Portfolio Managers
Richard Parower, Reema Shah and Lauren Wu

The Fund is in the process of liquidating its private holdings in an orderly manner in an effort to maximize the value to its stockholders of the remaining venture capital investments. As the Fund liquidates its private investments, it will, in accordance with the Plan, periodically distribute the proceeds from such transactions. The Fund will also continue to retain cash as a reserve to meet commitments for follow-on investments and for future expenses and other liabilities.

____________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Portfolio Overview (liquidation basis)

Diversification of Net Assets December 31, 2005

				Percent of Net Assets December 31,
	Issues	Cost	Value	2005	2004
Convertible Perferred Stocks:
Application Software	2	$5,587,029	$637,559	2.1	4.9
Communications Equipment	2	6,327,009	—	—	—
Health Care Equipment and Supplies	1	5,473,006	5,285,280	17.8	35.7
Internet Software and Services	14	40,466,200	5,750,515	19.4	15.5
IT Services	1	4,082,544	3,689,599	12.4	8.7
Systems Software	2	6,090,475	526,124	1.8	1.1
Wireless Telecommunication Services	1	1,875,631	25,906	0.1	0.1
Total Convertible Preferred Stocks	23	69,901,894	15,914,983	53.6	66.0
Limited Partnerships:
Multi-Sector Holdings	5	9,550,996	7,169,882	24.2	12.1
Common Stocks and Warrants:
Air Freight and Logistics	1	—	15,256	0.1	—
Application Software	1	—	—	—	—
Communications Equipment	1	625,811	—	—	—
Electronic Equipment and Instruments	1	—	135,392	0.5	—
Health Care Equipment and Supplies	1	334,809	36,658	0.1	0.2
Internet Software and Services	4	6,355,221	49,465	0.2	0.3
IT Services	2	5,289,849	1,148,727	3.9	1.6
Multi-Sector Holdings	1	306,494	9,723	—	0.4
Systems Software	4	11,660,431	5,212	—	1.2
Wireless Telecommunication Services	2	3,024,518	138,727	0.5	0.6
Total Common Stocks and Warrants	18	27,597,133	1,539,160	5.3	4.3
Convertible Promissory Notes:
Internet Software and Services	1	210,666	—	—	0.2
Short-Term Holdings and Other Assets Less Liabilities	5	7,248,501	5,039,209	16.9	17.4
Net Assets	52	$114,509,190	$29,663,234	100.0	100.0

Largest Portfolio Holdings* December 31, 2005

Security	Value	Percent of Net Assets	Security	Value	Percent of Net Assets
GMP Companies (Series A)	$5,285,280	17.8	iBiquity Digital (Series A)	$1,614,514	5.4
LifeMasters Supported SelfCare (Series E)	3,689,599	12.4	iBiquity Digital (Series C)	1,424,923	4.8
Walden VC II L.P.	3,153,155	10.6	InnoCal II L.P.	1,345,571	4.5
Edison Venture Fund IV L.P.	2,231,114	7.5	Access Data (Class A)	1,148,727	3.9
			QuinStreet (Series B)	1,087,968	3.7
			The Petroleum Place (Series C)	986,472	3.3

__________
* Excludes short-term holdings.

Portfolio Overview (liquidation basis)

Largest Industries December 31, 2005

Composition of Net Assets December 31, 2005

Portfolio of Investments (liquidation basis)
December 31, 2005

	Shares	Acquisition Date*	Cost*	Value
Restricted Securities# 83.1%
Convertible Preferred Stocks 53.6%
Application Software 2.1%
Index Stock Imagery (Series A Sr.)ø	1,356,509	3/20/02 to 4/16/04	$3,962,029	$637,559
Sensable Technologies (Series C)ø	489,458	4/5/00	1,625,000	—
				637,559
Communications Equipment 0.0%
Geographic Network Affiliates International (Series A)ø	63,200	12/29/99	6,327,009	—
Geographic Network Affiliates International (Series B)	316,000	12/5/01	—	—
Health Care Equipment and Supplies 17.8%
GMP Companies (Series A)ø	1,092,000	9/15/99	5,473,006	5,285,280
Internet Software and Services 19.4%
Adexa (Series C)	98,003	8/24/00	1,244,950	49,982
Adexa (Series E)	59,394†	7/12/02	75,438	23,758
ePolicy Solutions (Series B)	562,113	5/2/00	1,999,998	342,889
Global Commerce Systems (Series A)	1,746	4/6/00	30,005	—
Global Commerce Systems (Series D)	1,125,148	4/6/00	5,474,826	—
iBiquity Digital (Series A)	383,495	1/19/00	3,559,221	1,614,514
iBiquity Digital (Series C)	464,144	4/24/02	1,424,923	1,424,923
Infomediary Technology Solutions (Series A Sr.)	1,660,130	10/6/00	1,001,515	2,656
NeoPlanet (Series C)ø	1,344,302	2/18/00	6,319,998	—
OurHouse (Series D)	1,316,666	2/11/00	7,899,996	2,633
The Petroleum Place (Series C)	68,505	3/7/00	4,050,016	986,472
QuinStreet (Series B)	166,102	5/25/00	490,001	1,087,968
Techies.com (Series C)	743,529	1/27/00	6,320,139	—
UGO Networks (Series II)	290,162	1/30/01	575,174	214,720
				5,750,515
IT Services 12.4%
LifeMasters Supported SelfCare (Series E)	510,318	1/31/00	4,082,544	3,689,599
Systems Software 1.8%
FlashPoint Technology (Series E) ø‡	1,037,037	9/10/99	4,203,479	—
NSI Software (Series B)	222,934	4/14/00 to 11/13/02	1,886,996	526,124
				526,124
Wireless Telecommunication Services 0.1%
fusionOne (Series D)	345,420	9/13/00 to 10/11/00	1,875,631	25,906
Total Convertible Preferred Stocks (Cost $69,901,894)				15,914,983

__________
See footnotes on page 8.

Portfolio of Investments (liquidation basis)
December 31, 2005

Partnership Interest, Shares or Warrants			Acquisition Date*	Cost*	Value
Limited Partnerships 24.2%
Multi-Sector Holdings 24.2%
Asia Internet Capital Ventures	$336,174		8/15/00	$336,742	$285,647
Compass Venture Partners	449,999		11/22/99 to 2/21/02	458,087	154,395
Edison Venture Fund IV	2,411,755		10/18/99 to 12/19/02	2,416,227	2,231,114
InnoCal II	1,613,503		8/23/00 to 10/19/05	1,613,503	1,345,571
Walden VC II	4,719,038		5/17/00 to 10/24/05	4,726,437	3,153,155
Total Limited Partnerships (Cost $9,550,996)					7,169,882
Common Stocks and Warrants 5.3%
Air Freight and Logistics 0.1%
Velocity Express	8,567	shs.	10/11/05	—	15,256
Application Software 0.0%
Sensable Technologiesø	2,569,599		10/1/04	—	—
Communication Equipment 0.0%
WaveSplitter Technologies	7,322		9/22/00	625,811	—
Electronic Equipment and Instruments 0.5%
Symbol Technologies‡	10,561		8/29/05	—	135,392
Health Care Equipment and Supplies 0.1%
Cardiac Science	5,052		6/23/00	334,809	36,658
Internet Software and Services 0.2%
etang.com	71,457		1/6/00	—	4,287
Qpass	38,279		5/2/00 to 5/11/01	2,160,000	21,054
UGO Networks	44,350		11/12/99	3,162,334	17,297
Workstream	8,326		3/23/00	1,032,887	6,827
					49,465
IT Services 3.9%
Access Data (Class A)ø	3,190,909		3/29/00	5,265,000	1,148,727
Axentis	67,828		6/23/00	24,849	—
					1,148,727
Multi-Sector Holdings 0.0%
Tower Gate (Series E)	202,053		7/26/00	306,494	9,723
Systems Software 0.0%
Coventorø	4,196,058		3/8/00	5,265,002	—
Entegrity Solutions	59,413		2/16/00 to 4/25/02	3,195,221	—
Enterworks	52,667		12/30/99	3,160,000	—
NSI Software	10,424		4/14/00	40,208	5,212
					5,212
Wireless Telecommunication Services 0.5%
GoSolutionsø	342,411		4/3/00 to 3/19/01	2,967,018	61,634
GoSolutions (exercise price of $0.01, expiring 3/11/2012)	226,745	wts.	5/24/01	57,500	77,093
					138,727

__________
See footnotes on page 8.

Portfolio of Investments (liquidation basis)
December 31, 2005

	Principal Amount		Acquisition Date*	Cost*	Value
Total Common Stocks and Warrants (Cost $27,597,133)					$1,539,160
Convertible Promissory Notes 0.0%
Internet Software and Services 0.0%
Techies.com 9%, 2/20/2008	$210,666		2/22/01	$210,666	—
Total Convertible Promissory Notes (Cost $210,666)					—
Restricted Short-Term Holdings 0.0%
Convertible Promissory Notes 0.0%
Geographic Network Affiliates International 9%, payable on demand	1,011,200	†	12/5/01 to 3/12/02	1,011,748	—
Techies.com:
9%, payable on demand	771,976		6/7/00	771,976	—
9%, 2/20/2006	421,333		2/22/01	425,568	—
Total Restricted Short-Term Holdings (Cost $2,209,292)					—
Total Restricted Securities (Cost $109,469,981)					24,624,025
Unrestricted Short-Term Holdings 30.7%
Repurchase Agreements 24.7%
State Street Bank 3.15%, dated 12/30/2005, maturing 1/3/2006, in the amount of $7,334,566 collateralized by: $7,680,000 US Treasury Notes 3.25%, 1/15/2009, with a fair market value of $7,555,146	7,332,000				7,332,000
US Government Securities 6.0%
US Treasury Bills, 2/2/2006	1,800,000				1,794,464
Total Unrestricted Short-Term Holdings (Cost $9,126,464)					9,126,464
Total Investments (Cost $118,596,445) 113.8%					33,750,489
Other Assets Less Liabilities (13.8)%					(4,087,255)
Net Assets 100.0%					$29,663,234

__________
*	Required disclosure for restricted securities only.
#
Restricted securities listed are non-income producing, unless otherwise indicated, and were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. The Fund typically will bear costs in connection with the disposition of these investments including those involved in registration under the Securities Act of 1933, but under certain limited circumstances, such cost could be borne by the issuer. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund.

ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).
‡	Income producing security.
†	Warrants attached.
See Notes to Financial Statements.

Statement of Assets and Liabilities (liquidation basis)
December 31, 2005

Assets:
Investments, at value:
Convertible preferred stocks* (cost $69,901,894)	$15,914,983
Limited partnerships (cost $9,550,996)	7,169,882
Common stocks and warrants* (cost $27,597,133)	1,539,160
Convertible promissory notes (cost $210,666)	—
Short-term holdings (cost $11,335,756)	9,126,464
Total investments* (cost $118,596,445)	33,750,489
Cash	404
Expenses prepaid to stockholder service agent	15,596
Receivable for interest and dividends	1,283
Other	643,967
Total Assets	34,411,739

Liabilities:
Accrued liquidation period expenses (Note 1)	4,736,287
Other	12,218
Total Liabilities	4,748,505
Net Assets	$29,663,234

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 14,744,393 shares outstanding)	$147,444
Additional paid-in capital	511,928,117
Accumulated net investment loss	(13,998)
Accumulated net realized loss	(397,552,373)
Net unrealized depreciation of investments	(84,845,956)
Net Assets	$29,663,234

Net Asset Value per Share	$2.01

__________
*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $41,407,541 and a value of $7,133,200.
See Notes to Financial Statements.

Statement of Operations (liquidation basis)
For the Year Ended December 31, 2005

Investment Income:
Dividends*	$844,045
Interest	319,732
Total Investment Income	1,163,777

Expenses	—
Net Investment Income	1,163,777

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments*	(29,266,449)
Net change in unrealized depreciation of investments	21,266,873
Net Loss on Investments	(7,999,576)
Decrease in Net Assets from Operations	$(6,835,799)

__________
*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with dividend income of $843,939 and net realized loss of $10,550,746.
See Notes to Financial Statements.

Statements of Changes in Net Assets
(liquidation basis)

	Year Ended December 31,
	2005	2004†
Operations:
Net investment income (loss)	$1,163,777	$(6,681,314)
Net realized loss on investments and foreign currency transactions	(29,266,449)	(28,293,713)
Payments received from the Manager (Note 10)	—	60,126
Net change in unrealized depreciation of investments and foreign currency transactions	21,266,873	17,406,121
Decrease in Net Assets from Operations	(6,835,799)	(17,508,780)
Distributions to Stockholders:
Return of capital (per share: $0.75 and $0.30)	(11,057,580)	(4,423,292)
Decrease in Net Assets from Distributions	(11,057,580)	(4,423,292)
Capital Share Transactions:
Cost of shares repurchased (776,314 shares)	—	(3,703,018)
Decrease in Net Assets From Capital Share Transactions	—	(3,703,018)
Decrease in Net Assets	(17,893,379)	(25,635,090)
Net Assets:
Beginning of year	47,556,613	73,191,703
End of Year (net of accumulated net investment loss of $13,998 and $13,801, respectively.)	$29,663,234	$47,556,613

__________
†	On February 25, 2004, the Fund adopted liquidation-basis accounting.
See Notes to Financial Statements.

Statement of Cash Flows (liquidation basis)
For the Year Ended December 31, 2005

Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(6,835,799)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(2,483,585)
Proceeds from disposition of investment securities	9,122,295
Purchases/maturities of short-term investment securities, net	4,695,536
Increase in interest and dividends receivable	(398)
Increase in other assets	(469,255)
Decrease in accrued liquidation period expenses and other liabilities	(1,405,234)
Net change in unrealized depreciation of investments	(21,266,873)
Net realized loss on investments	29,266,449
Net Cash Provided by Operating Activities	10,623,136

Cash Flows From Financing Activities:
Distribution paid to Stockholders	(11,057,580)
Net Cash Used in Financing Activities	(11,057,580)
Net Decrease in Cash	(434,444)

Cash balance at beginning of year	434,848
Cash Balance at End of Year	$404

__________
See Notes to Financial Statements.

Notes to Financial Statements
(liquidation basis)

1.
Liquidation — On February 25, 2004, the stockholders of Seligman New Technologies Fund, Inc. (the “Fund”) approved two proposals: (i) a plan of complete liquidation and dissolution of the Fund (the “Plan”); and (ii) the elimination of the Fund’s fundamental investment policy of making quarterly repurchase offers for its common stock. As a result, the last quarterly share repurchase offer was completed on January 9, 2004.

In accordance with the Plan, J. & W. Seligman & Co. Incorporated (the “Manager”) will continue to oversee the assets of the Fund and has the authority to sell or otherwise dispose of the Fund’s assets in such a manner as the Manager deems advisable. The Manager will effect the orderly liquidation of the Fund over such time as it determines, in its sole discretion, is appropriate to maximize the value of the Fund’s portfolio. Shortly following the approval of the Plan, the Manager sold most of the Fund’s publicly-traded securities.

Under the Plan, the Manager may make additional investments only in (a) short-term liquid securities for cash management purposes; (b) limited partnership interests as required by the Fund’s outstanding contractual commitments to limited partnerships; and (c) companies the securities of which are at the time held in the Fund’s portfolio (“Follow-on Investments”), but only if the Manager determines (i) that the securities of that company may not at that time be sold or may be sold only at a disadvantageous price and (ii) that making such additional investment is necessary or advisable to protect the Fund from dilution or other reduction in value, and in any case only to the extent that the Fund has, at that time, sufficient liquid assets with which to make such additional investment.

From the proceeds of the liquidation of assets, the Fund may retain or set aside in a reserve amounts necessary (i) to discharge any unpaid liabilities on the Fund’s books after all remaining assets have been liquidated or written off and (ii) to pay or otherwise provide for such contingent or unascertained liabilities as the Fund shall reasonably deem to exist. The Fund also intends to reserve sufficient liquid assets to satisfy the balance of contractual commitments to make additional capital contributions to two limited partnerships (Note 9) and Follow-on Investments, and to pay Liquidation Period Expenses (as defined below) and any other operating expenses.

Due to the illiquid nature of the Fund’s assets as of December 31, 2005, and because a ready market does not exist for these assets, the liquidation process may take five years or more. As liquidity occurs in the remainder of the portfolio by such events as acquisitions, mergers, IPOs or sales of holdings, proceeds will be distributed to stockholders on a pro rata basis to the extent they exceed amounts needed for reserves. The Fund is unable to predict when such liquidity will occur and, consequently, when stockholders can expect to receive distributions. It is also possible that stockholders will receive only small distributions, if companies held by the Fund fail or the Manager can sell a security for only a small portion of its current value. On August 4, 2004, February 23, 2005, and August 16, 2005, the Fund made distributions to stockholders.

As a result of the approval of the proposals described above, the Fund changed its basis of accounting from the going concern basis to the liquidation basis effective February 25, 2004. Accordingly, on that date, the Fund accrued as a liability an estimate of operating expenses expected to be incurred during the liquidation period (“Liquidation Period Expenses”). This accrual was a non-cash charge that reduced the Fund’s net asset value. As a non-cash charge, the Fund’s available cash was not affected. The Fund’s estimate of Liquidation Period Expenses at February 25, 2004 was equal to approximately $7,700,000, or approximately $0.52 per share, based on 14,744,393 shares outstanding after the January 9, 2004 repurchase. This estimate was based, in part, on the Manager’s best estimate of when the value of certain holdings will be realized and cash distributed to stockholders. The estimate included approximately $3,300,000 of management fees, $1,300,000 of stockholder account services, $1,100,000 of stockholder servicing fees, and $2,000,000

Notes to Financial Statements
(liquidation basis)

of other expenses. The accrued liability will be adjusted from time to time based on changes in the Fund’s actual net assets, changes in expectations of the timing of future distributions and actual expenses incurred. For the year ended December 31, 2005, actual expenses incurred aggregated $1,371,371. At December 31, 2005, the balance of estimated Liquidation Period Expenses was $4,736,287.

The decrease in the balance of estimated Liquidation Period Expenses for the year ended December 31, 2005 resulted from the following:

Balance at December 31, 2004		$6,141,521
Expenses paid:
Management fee	$(634,462)
Stockholder account services	(389,114)
Stockholder servicing fee	(208,802)
Other expenses	(172,856)
Total expenses paid		(1,405,234)
Balance at December 31, 2005		$4,736,287

The Manager has undertaken to reduce its management fee from February 26, 2004 until the liquidation of the Fund is completed, subject to annual renewal by the Board. The reduced fee rate was 1.50% per annum of the Fund’s average daily net assets for the period February 26, 2004 through December 31, 2005. Effective January 1, 2006, the Manager and the Fund’s Board of Directors have agreed that the Manager will irrevocably reduce the management fee rate to 1.25% per annum of the Fund’s average daily net assets.

2.
Significant Accounting Policies — The financial statements of the Fund for the year ended December 31, 2005, have been prepared on a liquidation basis of accounting in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund owns securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund is invested will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities of the company to the Fund or to third parties at different prices or terms, if a compa-

Notes to Financial Statements
(liquidation basis)

ny is acquired by another company, if a company in which the Fund invests undertakes an initial public offering (each, a market clearing event), or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market-clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company’s results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities is often the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At December 31, 2005, market quotations were not readily available for venture capital securities valued at $24,624,025 (83.1% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.
Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.
Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

d.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.
Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

f.	Distributions to Stockholders — Distributions to Stockholders are recorded on ex-dividend date.

Notes to Financial Statements
(liquidation basis)

3.
Repurchase Offers — As described in Note 1, the Fund no longer makes share repurchase offers. Prior to the approval of the Plan by the stockholders, in order to provide investors with a limited degree of liquidity, the Fund made quarterly offers to repurchase its shares. Repurchase offers were limited to 5% of the number of the Fund’s outstanding shares on the dates the repurchase requests were due. The Fund was able to repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board. In the event the repurchase offer was oversubscribed, the Fund could, but was not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determined not to repurchase additional shares, it repurchased shares on a pro rata basis. The repurchase price was equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date could have been as much as fourteen days after the date that the repurchase requests were due. Payment of the repurchase price was generally made on the third business day after the repurchase pricing date, but the payment could have been made as much as seven days after such pricing date.

4.
Management Fee and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. For the year ended December 31, 2005, the Manager received a fee, calculated daily and payable monthly, equal to $608,299 or 1.50% per annum of the Fund’s average daily net assets. At December 31, 2005, $37,983 of such fee is payable to the Manager. As described in Note 1, the management fee rate will be further reduced from 1.50% per annum to 1.25% per annum effective January 1, 2006.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $389,114 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2005, the Fund’s potential obligation under the Guaranties is $62,600. As of December 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2005, of $13,998 is included in accrued liquidation period expenses and other liabilities. This accumulated balance was paid to the participating director in January 2006. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

Notes to Financial Statements
(liquidation basis)

5.
Stockholder Servicing Fee — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2005, such fees aggregated $200,080 or 0.49% per annum of the Fund’s average daily net assets.

6.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2005 amounted to $2,483,585 and $9,122,295, respectively.

7.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2005, the cost of investments for federal income tax purposes was $118,181,042. The tax basis cost was lower than the cost for financial reporting purposes primarily due to the realization for tax purposes of unrealized losses on investments in limited partnerships of $415,403.

At December 31, 2005, the tax components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	$772,495
Gross unrealized depreciation of portfolio securities	(85,203,048)
Net unrealized depreciation of portfolio securities	(84,430,553)
Capital loss carryforward	(382,932,067)
Undistributed income	—
Timing differences (post-October losses)	(15,035,711)
Total accumulated losses	$(482,398,331)

For the years ended December 31, 2005 and 2004, the tax characterization of distributions paid to stockholders was the same as for financial reporting purposes.

At December 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $382,932,067, which is available for offset against future taxable net capital gains, with $80,213,867 expiring in 2009, $228,054,836 expiring in 2010, $31,614,312 expiring in 2011, $15,706,899 expiring in 2012, and $27,342,153 expiring in 2013. The amount was determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

In addition, the Fund elected to defer to January 1, 2006, the recognition for tax purposes of net losses of $15,035,711 realized on sales of investments after October 31, 2005. These losses will be available to offset future taxable net gains.

Notes to Financial Statements
(liquidation basis)

8.
Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2005, is as follows:

Affiliate	Beginning Shares	Gross Purchases and Additions	Gross Sales and Reductions	Ending Shares	Realized Loss	Ending Value
Access Data (Class A) (common stock)	3,190,909	—	—	3,190,909	—	$1,148,727
Bernard Technologies (Series D)	1,436,364	—	1,436,364	—	$(3,957,011)	—
Coventor (common stock)	4,196,058	—	—	4,196,058	—	—
FlashPoint Technology (Series E)	1,037,037	—	—	1,037,037	843,939 *	—
Gateway Learning (Series D)	1,441,442	—	1,441,442	—	(6,042,710)	—
Geographic Network Affiliates International (Series A)	63,200	—	—	63,200	—	—
GMP Companies (Series A)	1,092,000	—	—	1,092,000	—	5,285,280
GoSolutions (common stock)	342,411	—	—	342,411	—	61,634
Homegain.com (Series C)	711,000	—	711,000	—	(551,025)	—
Index Stock Imagery (Series A Sr.)	1,356,509	—	—	1,356,509	—	637,559
NeoPlanet (Series C)	1,344,302	—	—	1,344,302	—	—
Sensable Technologies (Series C)	489,458	—	—	489,458	—	—
Sensable Technologies (common stock)	2,569,599	—	—	2,569,599	—	—
Total					$(9,706,807)	$7,133,200

 * Dividend income.

9.
Limited Partnership Commitments — In connection with the Fund’s investments in certain limited partnerships, the Fund is contractually committed to make additional capital contributions of up to $3,524,870, if and when the partnerships request such contributions. At December 31, 2005, the capital commitments and expiration dates are as follows:

Amount	Expiration Date for New Investments by the Partnerships	Final Expiration Date
$2,430,000	September 2006	November 2010
1,094,870	March 2007	March 2011

10.
Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Seligman New Technologies Fund because it is a closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed

Notes to Financial Statements
(liquidation basis)

down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman mutual funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Seligman New Technologies Fund.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, Seligman Advisors, Inc. or the Seligman Funds; however,

Notes to Financial Statements
(liquidation basis)

there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

The Manager also in late 2003 reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman mutual funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions.

The results of this internal review also were presented to the Independent Directors. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $60,126 paid to Seligman New Technologies Fund. This amount has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

The Manager also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested. In January 2006, the SEC notified Seligman of the completion of its examination in regards to revenue sharing and brokerage commissions, and no further liability is expected to result from this matter.

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your capital gain distributions and your return of capital distributions were taken in cash. Total returns do not reflect any taxes or sales charges.

	Year Ended December 31,
	2005 (liquidation basis)	2004 (liquidation basis)†		2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$3.23	$4.72		$4.83	$12.11	$25.23
Income (Loss) from Investment
Operations:
Net investment income (loss)	0.08	(0.45	)*	(0.16)	(0.23)	(0.44)
Net realized and unrealized gain (loss) on investments	(0.55)	(0.74)		0.05	(7.05)	(12.41)
Total from Investment Operations	(0.47)	(1.19)		(0.11)	(7.28)	(12.85)
Distributions from net realized capital gains	—	—		—	—	(0.27)
Return of capital	(0.75)	(0.30)		—	—	—
Net Decrease in Net Asset Value	(1.22)	(1.49)		(0.11)	(7.28)	(13.12)
Net Asset Value, End of Year	$2.01	$3.23		$4.72	$4.83	$12.11

Total Return	(14.55)%	(25.21	)%**	(2.28)%	(60.12)%	(50.85)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$29,663	$47,557		$73,192	$89,380	$269,630
Ratio of expenses to average net assets	—	12.71	%*	3.69%	3.08%	2.79%
Ratio of net investment income (loss) to average net assets	2.87%	(10.75	)%*	(3.58)%	(3.04)%	(2.56)%
Portfolio turnover rate	7.27%	17.88%		39.86%	147.87%	125.60%

__________
*	Including the effect of the remaining balance of estimated liquidation period expenses of $5,960,000, equivalent to $0.40 per share or 9.59% per annum of average daily net assets.
**	Excluding the effect of the payments received from the Manager described in Note 10, total return would have been (25.30)%.
†	On February 25, 2004, the Fund adopted liquidation-basis accounting.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders,
Seligman New Technologies Fund, Inc.:

We have audited the accompanying statement of assets and liabilities (liquidation basis) of Seligman New Technologies Fund, Inc. (the “Fund”), including the portfolio of investments (liquidation basis), as of December 31, 2005, and the related statements of operations (liquidation basis), and cash flows (liquidation basis) for the year then ended, the statments of changes in net assets (liquidation basis) for each of the two years then ended, and the financial highlights (liquidation basis) for each of the two years in the period then ended. In addition, we have audited the accompanying financial highlights for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Fund’s custodian and with investee companies. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the stockholders of the Fund approved a plan of complete liquidation and dissolution on February 25, 2004, and the Fund commenced liquidation shortly thereafter. As a result, the Fund has changed its basis of accounting from the going concern basis to the liquidation basis effective February 25, 2004.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (liquidation basis) of Seligman New Technologies Fund, Inc. as of December 31, 2005, the results of its operations (liquidation basis) and its cash flows (liquidation basis) for the year then ended, the changes in net assets (liquidation basis) and financial highlights (liquidation basis) for each of the two years in the period then ended, and financial highlights for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 22, 2006

Federal Tax Status of 2005 Distributions

In February and August of 2005, the Fund made distributions to stockholders of $0.30 and $0.45 per share, respectively. These payments represented distributions in accordance with the Plan of Complete Liquidation and Dissolution approved by stockholders in February 2004.

In general, these distributions should be treated as non-taxable events and should not be reported on your tax return. The distributions should be used to reduce the cost basis of your Fund shares. If the amount of the distributions exceeds the amount of the cost basis of your Fund shares, such excess would be reportable as a capital gain. (Any realized capital loss on your investment may be reported only after you have received the final liquidation distribution.)

Because these distributions are a partial payment of a corporate liquidation, you need to attach a statement to your tax return with certain information describing the payment. We have provided information below that we believe will be applicable for most situations.

Since each investor’s individual circumstances are different, we suggest that you consult with your tax advisor as to the proper treatment of the distribution and any required tax disclosures.

Statement pursuant to Treasury Regulation 1.331-1 (d)

Name, Address, and Federal tax identification number of the Fund:

Seligman New Technologies Fund, Inc.
100 Park Ave.
New York, NY 10017

Federal tax identification number: 13-4064344

Tax year to which this applies: 2005

Circumstances of liquidation:
The stockholders of the Seligman New Technologies Fund, Inc. (the “Fund”) approved a Plan of Complete Liquidation and Dissolution in February 2004. The Fund made partial liquidation payments in February and August 2005. The Fund has advised that the exact amount of time the liquidation process will take cannot be estimated due to the fact that most of the Fund’s remaining holdings are venture capital securities for which no ready market exists. It is expected that the process will take at least five years to complete.

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

The directors of the Fund unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to two indices;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund;

8.	information about fees charged by the Manager to other clients with similar investment objectives;

9.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

10.	the terms of the Management Agreement, including the Manager’s proposal to reduce the contractual management fee rate commencing January 1, 2006.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement, as proposed to be amended, are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund, including the Fund’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution, and information about the levels of commissions paid by the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission ("SEC") that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the "revenue sharing" arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Science & Technology Funds Average over the one-, three- and five-year periods ended September 30, 2005, and for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to the Goldman Sachs Technology Indexes and the Goldman Sachs Technology Blended Index (consisting of four equally weighted components of the Goldman Sachs Technology Indexes: Semiconductor, Multimedia Network, Internet and Software), and a group of four competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005, as applicable. The comparative information showed that the Fund’s results had been substantially below those of the funds in its Lipper category and the indices presented over each year from 2001 to 2004, but were substantially above each benchmark for the nine months of 2005. The Manager reminded the directors that, because the Fund has been in liquidation, it was no longer making any new investments and was instead seeking only to accomplish the orderly liquidation of its existing portfolio of private equity investments, a process that included monitoring those investments, making follow-on investments to the extent necessary to prevent disadvantageous dilution, and participating in negotiations

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

relating to follow-on investments and the ultimate sale of a position. The Manager also explained that although the most relevant comparisons had been provided, none of them may have been particularly helpful given the Fund’s relatively unusual (for a public fund) strategy of investing a substantial portion of its assets in private equity investments and the fact that it had been implementing a plan of liquidation since early 2004. The Manager noted that the Lipper Science & Technology Funds category consists of open-end funds that maintain most or all of their assets in liquid securities, and that the securities indices likewise were comprised exclusively of liquid securities. The directors recognized the limited utility of the comparisons with the Lipper category. The directors considered the Fund’s particular, and highly unusual, situation as a fund in liquidation over a period of years and the undesirability of alternatives such as liquidating the portfolio on an accelerated basis at disadvantageous prices. The directors concluded that they retained confidence in the Manager’s capabilities to continue to manage the liquidation of the Fund’s investments.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of funds in the combined Lipper Science & Technology/Small-Cap Growth Fund categories having between $40 million and $250 million of average net assets attributable to Class A shares in their most recent fiscal year. The directors also compared the Fund’s management fee rate to the fees paid by a group of nine other funds with structures or investment strategies similar to the Fund’s (none of which is in liquidation). The information showed that the Fund’s current effective management fee rate of 1.50% was the highest in the peer group and materially higher than both the median and average fee rates for the 50 funds in the peer group. The Manager explained that this difference appeared to result from the fact that the Lipper group consisted of open-end funds that invested primarily in liquid securities, whereas the Fund’s management fee rate reflected its investment objective of investing a substantial portion of its assets in private equity. Comparisons with the nine other funds was more difficult because some of those funds were subject to performance fees that are calculated on the basis of growth of assets rather than average daily net assets. However, the Fund’s management fee rate appeared to be comparable to most of the other funds considered by the Board, and the Board determined that this was the more appropriate comparison. The Manager explained that the Manager proposed to reduce the management fee rate by 0.25% to 1.25% commencing January 1, 2006 and requested that the directors approve continuance of the management agreement on that basis. The Manager explained that this proposed reduction reflected the Manager’s desire to address the Fund’s continuing high expense ratio and did not correlate to any reduction in the Manager’s duties as the Fund’s liquidation progressed. The Manager also noted that the fact that the Fund was in liquidation had resulted in substantial reductions in the Manager’s fees for managing the Fund apart from the fee rate reductions that the Manager has agreed to since February 2004.

The directors also considered the fees the Manager charges other clients with investment objectives similar to the Fund. Certain of the Manager’s clients are unregistered investment companies whose shares are sold primarily outside the United States. In each such case, the fee rates charged to these companies are equal to or higher than those charged to the Fund.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

Matters Relating to the Directors’
Consideration of the Continuance of the Management Agreement

In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the investment companies in the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors noted that the Fund’s expense ratio was significantly higher than those of the other funds in the peer group. The Manager explained that the expense ratio for 2004 was unusually high because, when the plan of liquidation was approved in that year, the Fund was required to accrue as an expense an estimate of all expenses to be incurred in connection with the liquidation, and that these expenses would not recur in subsequent years. The directors recognized, however, that several other factors would continue to contribute to the Fund’s high expense ratio, including the Fund’s relatively small size and the ongoing shareholder service fee of 0.50%. The directors recognized that the proposed further reduction of 0.25% in the management fee rate was not reflected in the expense ratio they reviewed, and that the expense ratio should therefore be somewhat lower in the future (even without regard to the one-time expense accrual in 2004), although they also recognized that the Fund’s expense ratio would likely continue to increase as the Fund’s assets declined during the liquidation process. The directors were satisfied that the Fund’s high expense ratio was understandable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all and that, in any event, the Fund did not benefit from significant net sales in recent times. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (76)[1,3] • Director: 1999 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Director: 1999 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (non-profit child assistance organization). From January 1998 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Director: 1999 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3] • Director: 1999 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

__________
See footnotes on page 32.

Directors and Officers
Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (64)[1,3] • Director: 2000 to Date • Oversees 57 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation, and Detroit Economic Growth Corp. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3] • Director: 1999 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Director: 1999 to Date • Oversees 58 Portfolios in Fund Complex
Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television network).

__________
See footnotes on page 32.

Directors and Officers
Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (67)* • Director and Chairman of the Board: 1999 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)* • Director and President: 1999 to Date • Chief Executive Officer: 2002 to Date • Oversees 57 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Vice Chairman), ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

Richard M. Parower (39) • Vice President and Co-Portfolio Manager: 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Seligman Global Technology Fund, Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc., and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology Portfolio. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated; Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.

__________
See footnotes on page 32.

Directors and Officers
Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Reema D. Shah (33) • Vice President and Co-Portfolio Manager: From Jan. 2005
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc. Formerly, Senior Transaction Processing Analyst with CS First Boston.

Lawrence P. Vogel (49) • Vice President: 1999 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Lauren Wu (33) • Vice President and Co-Portfolio Manager: From April 2005
Senior Vice President, Investment Officer, and Head of Venture Capital Investments, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc. Formerly, Associate, Wasserstein Ventures.

Frank J. Nasta (41) • Secretary: 1999 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

____________
ø
The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*
Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1	Audit Committee
	2	Director Nominating Committee
	3	Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Amendment to Bylaws

On January 19, 2006, the Board of Directors of the Fund amended and restated the Fund’s bylaws. Such amended and restated bylaws were filed in Form 8-K, which may be accessed via the SEC’s website, www.sec.gov.1

____________
[1]
These references to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus.

This report is intended only for the information of current stockholders of the Fund.	CENT2 12/05

ITEM 2.	CODE OF ETHICS.

As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$64,865	$61,775
Audit-Related Fees	-	-
Tax Fees	2,350	2,200
All Other Fees	-	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	$80,560	$76,630
Tax Fees	8,000	13,703
All Other Fees	-	43,000

Audit-related fees include amounts for attestation services for the registrant’s shareholder service agent. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $90,910 and $137,464, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

1

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's determination of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s stockholders, and thus, Seligman generally abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolio of the Fund will be received, processed and voted by Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of four members including: Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at stockholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

2

Guidelines Summary. The Guidelines are briefly described as follows:

1.
Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.
Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.
Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.
Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders (e.g., all such plans must specifically prohibit re-pricing).

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6.
Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.	Seligman will vote for proposals to effect stock splits.

9.	Seligman will vote for proposals authorizing share repurchase programs.

10.	Seligman will vote against authorization to transact unidentified business at the meeting.

11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

3

ITEM 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the portfolio managers of the registrant, as of March 8, 2006, is set forth below.

Richard M. Parower (38) • Vice President: May 2003 to Date • Co-Portfolio Manager: September 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated (“Seligman”); Vice President, Seligman Global Fund Series, Inc. and Portfolio Manager of its Seligman Global Technology Fund; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology Portfolio; and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc. Mr. Parower joined Seligman in 2000. Mr. Parower co-manages the registrant through his research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.

Reema D. Shah (33) • Vice President: 2005 to Date • Co-Portfolio Manager: 2005 to Date
Managing Director, Seligman, and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc. Ms. Shah joined Seligman in November 2000. Ms. Shah co-manages the registrant through her research and contributions to the investment decisions with respect to companies in the internet, entertainment software, software infrastructure, computer-aided design software and education sectors.

Lauren Wu (33) • Vice President: May 2005 to Date • Co-Portfolio Manager: April 2005 to Date
Senior Vice President, Investment Officer of Seligman; Chief Financial Officer, Venture Capital Investments of Seligman; and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc. Ms. Wu joined Seligman in April of 2001. Prior to then, Ms. Wu was as Associate at Wasserstein Ventures for a year where she performed deal sourcing, evaluation and due diligence for potential venture capital investments. Ms. Wu co-manages the registrant through her research and contributions to the investment decisions with respect to companies in the media and Chinese technology sectors, and private investments.

For purposes of this discussion, each of the registrant’s Co-Portfolio Managers are referred to herein as a “Portfolio Manager” and collectively as the “Portfolio Managers.” The following tables set forth certain additional information with respect to the Portfolio Managers of the registrant. The information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the Portfolio Managers, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for each of the Portfolio Managers, only those accounts that have an advisory fee based on performance of the account. For purposes of these tables, each series or portfolio of a registered investment company will be counted as a separate registered investment company.

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard M. Parower	5 Registered Investment Companies with approximately $4.0 billion in total assets under management.	9 Pooled Investment Vehicles with approximately $448 million in total assets under management.	3 Other Accounts with approximately $463,785 in total assets under management.
Reema D. Shah	5 Registered Investment Companies with approximately $4.0 billion in total assets under management.	9 Pooled Investment Vehicles with approximately $448 million in total assets under management.	4 Other Accounts with approximately $611,477 in total assets under management.
Lauren Wu	1 Registered Investment Company with approximately $78 million in total assets under management.	3 Pooled Investment Vehicles with approximately $39 million in total assets under management.	10 Other Accounts with $931,000 in total assets under management.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard M. Parower	0 Registered Investment Companies.	6 Pooled Investment Vehicles with approximately $352 million in total assets under management.	0 Other Accounts.
Reema D. Shah	0 Registered Investment Companies.	6 Pooled Investment Vehicles with approximately $352 million in total assets under management.	0 Other Accounts.
Lauren Wu	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $32 million in total assets under management.	0 Other Accounts.

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Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Portfolio Manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

For the year ended December 31, 2005, as compensation for their responsibilities, each of Mr. Parower and Ms. Shah received a base salary and discretionary bonus, as described in (A) and (B) below. As compensation for her responsibilities, Ms. Wu received a base salary and discretionary bonus, comprised entirely of that described in (B) below.

(A) A portion of the discretionary bonuses is allocated from a bonus pool which is based upon (i) the annual revenues generated from the Seligman funds and institutional accounts under management for the portfolio managers’ investment team (other than those attributable to funds that invest a substantial portion of their assets in securities of private companies) and the weighted-average pre-tax investment performance of such funds and accounts versus the investment results of a group of competitor funds over a rolling three-year period (ending November 30th), and (ii) a portion of the management and performance fees generated for the Seligman’s privately offered hedge funds.

(B) A portion of the discretionary bonuses is subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, a portfolio manager’s relative investment performance versus one or more competitive universes or benchmarks for periods other than noted above; Seligman’s overall profitability and profitability attributable to the assets under management for a portfolio manager’s investment team; and a portfolio manager’s support of marketing efforts.

The structure of the Portfolio Managers’ compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the registrant (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more Portfolio Managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the registrant. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because Portfolio Managers of Seligman manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2005, neither Mr. Parower nor Ms. Shah or Ms. Wu owned shares of the registrant.

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ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 8, 2006

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: March 8, 2006

SELIGMAN NEW TECHNOLOGIES FUND, INC.

EXHIBIT INDEX

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.